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                                                                    Exhibit 23.5

                 CONSENT OF CAWLEY, GILLESPIE & ASSOCIATES, INC.

      As independent petroleum engineers, we consent to the incorporation by reference in this registration statement on Form S-3, of Parallel Petroleum Corporation of information from our reserves reports dated January 31, 2003 and January 31, 2004 and to the reference to our firm under the heading "Experts" in the prospectus.
                                        /s/ Cawley, Gillespie & Associates, Inc.
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                                            CAWLEY, GILLESPIE & ASSOCIATES, INC.

Fort Worth, Texas


November 2, 2004